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                                                                    EXHIBIT 23.1

          CONSENT OF KING GRIFFIN & ADAMSON P.C., INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated September 12, 2002, with respect to the consolidated financial statements of Equidyne Corporation included in the Annual Report (Form 10-KSB) for the year ended July 31, 2002.

                                             /s/ KING GRIFFIN & ADAMSON P.C.

Dallas, Texas
October 23, 2002